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                               File N0. 33-72830

        Supplement dated August 29, 2005 to Prospectus dated May 1, 2000 for
           INDIVIDUAL AND SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE
                               INSURANCE POLICIES
                       ISSUED BY: JPF SEPARATE ACCOUNT C
                 OF JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

This supplement updates certain information contained in the prospectus and, to the extent is inconsistent, it supersedes it. Retain it with your JPF Heritage I and JPF Heritage II prospectus for future reference.

On page 8 in the first paragraph under the "Administrative Fees" section replace the first sentence with " We currently impose an administrative fee of $25 for each transfer among the Division or the General Account after the first 12 transfers in a policy year except for the transfer of the initial Net Premium payments, plus interest from the General Account on the Allocation Date, loan repayments and transfers pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features. We reserve the right to charge up to $100 per transfer after the first 12 transfers in a policy year."

On pages 14 and 15 in the first paragraph under the "Transfers and Allocations to Funding Options" section replace the third sentence with "While we reserve the right to require that the minimum amount of each transfer be at least $1,000 (unless a lesser amount constitutes the entire Accumulation Value in a Division or in the General account) we currently waive the minimum amount requirement. If we decide to require a minimum amount for transfers we will provide you with not less than thirty days notice unless state or federal regulatory requirements dictate that we act immediately."

On page 15 in the second paragraph under the "Transfers and Allocations to Funding Options" section replace the second sentence with "For transfers in excess of 12 in a Policy year, we will currently impose a transfer charge of $25 per transfer to cover administrative costs."

On page 15 under the "Transfers and Allocations to Funding Options" section and after the last paragraph add the following new paragraph "We retain the right to terminate, suspend or modify these provisions."

                  Jefferson Pilot Financial Insurance Company
                               One Granite Place
                               Concord, NH 03301
                             (800) 258-3648 x 7719

               PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
                              FOR FUTURE REFERENCE